STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2002-1

Distribution Number	1
Beginning Date of Collection Period	4-Mar-02
End Date of Collection Period	31-Mar-02
Distribution Date	22-Apr-02
Previous Distribution Date	n/a

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advance/Reimbursement	35,146,315.46
Principal Collections	25,991,506.85
Interest Collections (net of servicing fee)	8,685,657.08
Servicing fee	469,151.53
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	35,146,315.46
Interest Paid to Certificates	2,481,623.03
Principal Paid to Certificates	32,195,540.90
Equity Certificate	-
Servicing Fee	469,151.53

Balance Reconciliation

Begin Principal Balance	1,125,963,664.75
Principal Collections (including repurchases)	25,991,506.85
Charge off Amount	0.00
End Principal Balance	1,099,972,157.90

Collateral Performance
Cash Yield (% of beginning balance)	10.80%
Charge off Rate (% of beginning balance)	0.00%
Net Yield	10.80%

Delinquent Loans
30-59 days principal balance of loans	10,308,556.00
30-59 days number of loans	112
60-89 days principal balance of loans	0.00
60-89 days number of loans	-
90+ days principal balance of loans	0.00
90+ days number of loans	-

Home Equity Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	11,701
Number outstanding end of period	11,438
Number that went into REO	-
Principal Balance that went into REO	0.00

Overcollateralization
Begin OC Amount	112,596,664.75
OC Release Amount	0.00
Extra Principal Distribution	6,204,034.05
End OC Amount	118,800,698.80

Target OC Amount	191,413,823.01
Interim OC Amount	112,596,664.75
Interim OC Deficiency	78,817,158.26

Monthly Excess Cashflow	6,204,034.05

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Principal Balance as Percent of Total Original Certificate Balance	96.82%

Interest Calculations
1 month LIBOR	1.90000%
Class A Formula Rate (1-mo. Libor plus 37bps)	2.27000%
Class A Pass-Through Rate	2.27000%
Class M Formula Rate (1-mo. Libor plus 82bps)	2.72000%
Class M Pass-Through Rate	2.72000%
Available Funds Cap	8.51629%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	34.166971
2. Principal Distribution per $1,000	31.770860
3. Interest Distribution per $1,000	2.396111

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.27000%
2. Days in Accrual Period	38

3. Class A Interest Due	2,158,347.40
4. Class A Interest Paid	2,158,347.40
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Certificate Principal Balance, BOP	900,771,000.00
2. Class A Principal Due	28,618,269.16
3. Class A Principal Paid	28,618,269.16
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Certificate Principal Balance, EOP	872,152,730.84

7. Class A Certificate Principal Balance as a % of the Original Class A Certificate Principal Balance, EOP 0.9682291
8. Class A Certificate Principal Balance as a % of the Pool Balance, EOP	0.7928862

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	34.641971
2. Principal Distribution per $1,000	31.770860
3. Interest Distribution per $1,000	2.871111

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.72000%
2. Days in Accrual Period	38

3. Class M Interest Due	323,275.63
4. Class M Interest Paid	323,275.63
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Certificate Principal Balance, BOP	112,596,000.00
2. Class M Principal Due	3,577,271.74
3. Class M Principal Paid	3,577,271.74
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Certificate Principal Balance, EOP	109,018,728.26

7. Class M Certificate Principal Balance as a % of the Original Class M Certificate Principal Balance, EOP 0.9682291
8. Class M Certificate Principal Balance as a % of the Pool Balance, EOP	0.0991104